SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS
Subsequent Events

20.  SUBSEQUENT EVENTS

On February 20, 2013, the Company announced that its board of directors has appointed Mr. James Jianzhang Liang as Chairman and CEO of the Company and Mr. Min Fan as Vice Chairman and President of the Company and Chairman of Ctrip Travel Holdings, Ltd., which is Ctrip’s strategic investment unit, effective from March 1, 2013.

In February, 2013, one of the Company subsidiaries has entered into a share purchase agreement to issue 33,333,333 series B convertible preferred shares on the subsidiary level at a share price of USD1.1 for an aggregate consideration of USD36.7 million (RMB228.3 million).